Proposed acquisition of certain subsidiaries of the Group by the Chief Executive Officer and Chairman	6 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 17 – Proposed acquisition of certain subsidiaries of the Group by the Chief Executive Officer and Chairman

On July 15, 2013, Chief Executive Officer and Chairman of the Company, Jeffrey Kang, proposed to the Company’s Board of Directors that he would purchase a series of operating entities of the Group. Under the proposal, the total purchase price is USD80 million. The Company’s Board of Directors has authorized the audit committee which is comprised of the independent directors to review the proposed transaction. The audit committee has not yet approved the proposed transaction.